EXHIBIT 32

                            SECTION 906 CERTIFICATION

In connection with the Quarterly Report of NESCO Industries, Inc. (the "Company") on Form 10-QSB for the period ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Caputo, President and Principal Executive and Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


DATE: December 22, 2003         By: /s/ Michael J. Caputo
                                    --------------------------------------------
                                     Michael J. Caputo
                                     President
                                     (Principal Executive and Financial Officer)